FBL Financial Group, Inc.

Sandler O'Neill Des Moines Field Trip

September 27, 2010

Safe Harbor Statement and Non-GAAP Measures

Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995

Certain statements in this presentation concerning FBL Financial Group's prospects for the future are forward-looking statements intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act. These statements generally can be identified by their context, including terms such as "believes," "anticipates," "expects," or similar words. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statement. These risks and uncertainties are detailed in FBL Financial Group's reports filed with the Securities and Exchange Commission and include, but are not limited to, the difficult conditions in financial markets and the economy, lack of liquidity and access to capital, investment valuations, interest rate changes, competitive factors, the ability to attract and retain sales agents and a decrease in ratings. These forward-looking statements are based on assumptions which FBL Financial Group believes to be reasonable; however, no assurance can be given that the assumptions will prove to be correct.

Non-GAAP Measures

Comments during this presentation include certain non-GAAP financial measures. These items are reconciled to GAAP in our SEC filings and quarterly financial supplements, both of which may be found on our website.

Agenda

- **Company Overview – James E. Hohmann, Chief Executive Officer**
- Business Strategy – James E. Hohmann, Chief Executive Officer
- Financial Overview – James P. Brannen, Chief Financial Officer
- Investments – Charles T. Happel, Chief Investment Officer
- Summary – James E. Hohmann, Chief Executive Officer

FBL Financial Group, Inc.

Company Overview
FBL Financial Group at a Glance

A small cap life insurer based in the Midwest with complementary, yet diverse, distribution channels.

- NYSE: FFG
- Based in West Des Moines, IA
- In business since 1945
- Two distinct brands:
  Farm Bureau Financial Services and EquiTrust Financial Services
  - Farm Bureau brand drives exceptional loyalty

FARM BUREAU FINANCIAL SERVICES

EquiTrust Financial Services

- Total Assets: $14.8 Billion
- Life Insurance In Force: $47 Billion

Company Overview
FBL Financial Group Distribution Channels

The diversity of FBL Financial Group's two life insurance subsidiaries, along with the managed property and casualty operations, is the key to its success.

	Farm Bureau Life Insurance Company	EquiTrust Life Insurance Company	Managed Property / Casualty Operations
Brand	FARM BUREAU FINANCIAL SERVICES	EquiTrust. Financial Services	FARM BUREAU FINANCIAL SERVICES
Products	Comprehensive line of life insurance, annuities and mutual funds	Traditional fixed-rate, index and immediate annuities	Personal and commercial property-casualty products
Distribution	2,016 exclusive Farm Bureau agents	More than 18,000 independent agents	1,216 exclusive Farm Bureau agents
Territory	15 Midwestern and Western States	National	8 Midwestern and Western states

FBL Financial Group, Inc.

Company Overview

Farm Bureau Life Market Territory

With a powerful brand in its marketing territory, Farm Bureau Life has been able to consistently grow its customer base during the recession and outperform the industry during the economic volatility of the last several years.


MT
ND
MN
WI
ID
SD
WY
IA
NE
UT
CO
KS
OK
AZ
NM

Farm Bureau Life manages multi-line insurance operations

Farm Bureau Life products only

While strong in rural and small town markets, Farm Bureau Life is also expanding its presence in small/mid-metro markets.

FBL Financial Group, Inc.

Agenda

- Company Overview – James E. Hohmann, Chief Executive Officer
- **Business Strategy – James E. Hohmann, Chief Executive Officer**
- Financial Overview – James P. Brannen, Chief Financial Officer
- Investments – Charles T. Happel, Chief Investment Officer
- Summary – James E. Hohmann, Chief Executive Officer

FBL Financial Group, Inc.

Business Strategy
Strategic Priorities

In 2009, FBL Financial Group's top priorities were to conserve and strengthen its capital position, as well as reinvent EquiTrust Life. Today, FBL is focused on several strategies for growth.

2009 Focus	Current Focus

▪ Conserve capital
▪ Optimize the balance sheet
▪ Reinvent EquiTrust
	▪ Restore A.M. Best life ratings
	▪ Grow business and earnings
	▪ Leverage Farm Bureau niche
	    ▪ Focus on cross-sell
	    ▪ Refine agent recruitment process
	    ▪ Increase market segmentation
	▪ Second phase of EquiTrust strategy
	    ▪ Moving towards balanced product portfolio

Ongoing Strategic Initiatives
▪ Strengthening distribution ▪ Product development ▪ Continuous process improvement and unit cost management ▪ Long term technology

FBL Financial Group, Inc.

Business Strategy

FBL Exclusive Farm Bureau Franchise in 15 States

The foundation of FBL Financial Group is its niche Farm Bureau marketplace.

- Farm Bureau is the largest farm and ranch organization in the U.S.
- 6.3 million member families in the U.S.
- Farm Bureau Life has use of Farm Bureau name and logo
- Niche provides:
  - Enhanced prestige and brand awareness
  - Stable customer base
- Growing property casualty affiliate provides leads for selling life products

FBL Financial Group, Inc.

Business Strategy
Farm Bureau Life: Superior Persistency & Cross Sell

Farm Bureau niche drives differentiated business performance.



Lapse Ratio
10%
5%
0%
4.77%
6.02%
Farm Bureau Life
Industry *



Life Penetration of Property-Casualty Policy Base
25%
20%
15%
10%
5%
0%
23%
11%
Farm Bureau Life
Industry **

* *Source: SNL Financial*
** *Source: LIMRA, multiline exclusive agent average*

FBL Financial Group, Inc.

Business Strategy
Farm Bureau Life Diversified Product Mix

Farm Bureau Life agents offer a wide array of individual life insurance and annuity products, and focus on needs-based selling in order to provide customers with products appropriate for various stages of life and economic scenarios.

Life Insurance
- Term life
- Whole life
- Universal life

Annuities
- Deferred annuities
- Immediate annuities

Settlement Options
- Fixed settlement options
- Structured settlements

Mutual Funds


Variable Annuities and VUL 16%
Traditional and Universal Life 41%
Traditional Annuities 43%

June 2010 statutory reserves, including separate account liabilities

Beginning in 2Q10, Farm Bureau Life discontinued manufacturing variable products as they did not meet our return objectives. Variable production is now a fee income business.

FBL Financial Group, Inc.

Business Strategy

Farm Bureau Life Collected Premiums

Traditional annuity sales decreased in 2009 and have rebounded in 2010 while traditional and universal life insurance sales have been consistently strong.


(Millions)
$100
$80
$60
$40
$20
$0
Q109
Q209
Q309
Q409
Q110
Q210
Traditional Annuity
Traditional and Universal Life

Farm Bureau Life Traditional Annuity premiums for 2009 increased 22.7% compared to an industry decrease of 11.4%. Farm Bureau Life Traditional Life premiums for 2009 increased 4.9% compared to an industry decrease of 15.8%.

Business Strategy

(Farm Bureau Life commercial shown here)

Business Strategy
EquiTrust Life

FBL Financial Group's independent distribution platform and product portfolio.

- Began operating under FBL Financial Group in the independent channel in late 2003
- Provides diversification to FBL with independent agents and national presence
  - More than 18,000 agents appointed as of June 30, 2010
  - Licensed in all states except New York
- Has established itself in the annuity marketplace through independent marketing organizations (IMO's)
- Extending into the life insurance marketplace

FBL Financial Group, Inc.

Business Strategy
EquiTrust Life

Strategic Objective: To reach a narrower target customer segment through select intermediaries with a more diversified product set.

- Operates within a framework of ongoing capital self-sufficiency
- Leverages EquiTrust Life's corporate agility, nimble infrastructure and rapid product development capabilities
- Diversifies new business with life insurance products
- Involves deeper engagement with fewer intermediaries
- Will be characterized by modest growth in the short run
- Is expected to deliver attractive returns and more diversified earnings

Business Strategy
EquiTrust Life

The first phase of the EquiTrust Life strategy has been successfully completed.

Short-Term (0 – 9 months)	Final Status
▪ Continued emphasis on balance sheet risk – Portfolio repositioning – Capital management – Rating agency	▪ Activities since 1-1-09 resulted in 132 point increase in RBC to 432% ▪ Annuity and life production at self-funding levels
Selective engagement with potential distribution partners	▪ Partnered with select marketing organizations for first life insurance product ▪ Reduced number of annuity marketing organizations
Increased understanding of consumer needs	▪ Consumer satisfaction survey process implemented ▪ LIMRA Customer Assurance Program survey enhanced ▪ Call center redesigned
▪ Reformed annuity portfolio ▪ Material reduction in fixed annuity new business	▪ Developed capital efficient product portfolio ▪ Implemented change to Market Value Adjustment feature ▪ 2Q10 annuity premiums at $87.6 million
Introduction of first life insurance product	▪ Single premium, simplified issue whole life product introduced ▪ Work begun on second life product to be introduced 3Q10

Agenda

- Company Overview – James E. Hohmann, Chief Executive Officer
- Business Strategy – James E. Hohmann, Chief Executive Officer
- **Financial Overview – James P. Brannen, Chief Financial Officer**
- Investments – Charles T. Happel, Chief Investment Officer
- Summary – James E. Hohmann, Chief Executive Officer

FBL Financial Group, Inc.

Financial Overview
Financial Discipline in Response to Crisis

FBL addressed the financial crisis by taking steps to preserve and strengthen the capital base, increase liquidity and optimize the investment portfolio.

2009	Today
▪ Restructured product portfolio with capital efficient products ▪ Reinsurance transaction ▪ Maintained higher levels of cash ▪ Repositioned investment portfolio	▪ Strong capital position ▪ Earnings growth-spread management, expense management, return on equity ▪ Robust liquidity program ▪ New purchases focus on AA and higher rated corporate bonds and taxable municipal bonds ▪ Portfolio in unrealized gain position

Ongoing initiatives include continuous process improvement and unit cost management, and reducing finance costs.

FBL
Financial Group, Inc.

Financial Overview
Risk Based Capital Ratios Exceed Targets

Company action level risk based capital ratios have seen significant restoration and represent strong levels.



Farm Bureau Life
500%
450%
400%
350%
300%
250%
200%
416%
441%
448%
2008
2009
2Q10 Estimate



EquiTrust Life
500%
450%
400%
350%
300%
250%
200%
300%
376%
432%
2008
2009
2Q10 Estimate

FBL Financial Group, Inc.

Financial Overview
Capitalization

Total capitalization exceeds $1.4 billion.

	As of June 30, 2010 *(Thousands)*
Long-term debt	
Senior notes, 5.85%, due 2014	$ 75,227
Senior notes, 5.875% due 2017	98,899
Notes payable to affiliates, 9.25%, due 2011	100,000
Trust preferred securities, 5%, due 2047	97,000
Total debt	371,126
Preferred stock	3,000
Common stockholder's equity, excluding AOCI	1,027,318
Total capitalization, excluding AOCI	1,401,444
Accumulated other comprehensive income	44,144
Total capitalization, including AOCI	$ 1,445,588

Debt/total capitalization	**19.6%**
Excluding AOCI, including equity credit for trust preferred securities	

FBL Financial Group, Inc.

Financial Overview
Affiliate Note Strategy

Strategies to address $100 million affiliate debt maturity are currently under review.

Overview of Notes
$100 million par ($75 million Farm Bureau P&C, $25 million IFBF)
Coupon 9.25%
Prepay able at par
Matures November 5, 2011

Current Status

- Monitoring market conditions for non-investment grade and investment grade small cap financial services companies
- Considering options
  - Refinance with third parties
  - Refinance with affiliates
  - Pay off with existing excess capital
- Awaiting A.M. Best ratings decision

FBL Financial Group, Inc.

Financial Overview
Net Income/Loss and Operating Income

Results continue strong growth trend.



$3.25
$2.75
$2.25
$1.75
$1.25
$0.75
$0.25
($0.25)
($0.75)
2006
2007
2008
2009
2Q09
2Q10
2Q09 YTD
2Q10 YTD
Operating Income
Net Income/Loss

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006.

FBL Financial Group, Inc.

Financial Overview
Operating Income Per Common Share

Operating results improved in the second quarter 2010 reflecting solid earnings from Farm Bureau Life and execution of the EquiTrust Life strategy.



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.78
$3.15
$1.64
$2.98
$0.86
$0.80
$1.12
$1.46
2006
2007
2008
2009
2Q09
2Q10
June-09 YTD
June-10 YTD

NOTE: Operating income excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives, the cumulative effect of changes in accounting principles, and a lawsuit settlement in 2006.

FBL Financial Group, Inc.

Financial Overview

Increased Spreads Earned

Recent rate changes made to improve spreads are contributing to FBL's increase in earnings.



7%
6%
5%
4%
3%
2%
1%
0%
6.09%
3.70%
2.17%
2.14%
2.12%
2.13%
2.37%
2.39%
Three Months Ended 03/31/09
Six Months Ended 06/30/09
Nine Months Ended 09/30/09
Year Ended 12/31/09
Three Months Ended 03/31/10
Six Months Ended 06/30/10
Yield
Crediting Rate
Spread

FBL Financial Group, Inc.

Financial Overview
Guaranteed Minimum Crediting Rates

Majority of crediting rates greater than 100 bps above guaranteed minimums.



Guaranteed Minimum Crediting Rates
18%
13%
10%
59%
>100 bp
50-100 bp
<50 bp
at guaranteed minimum
Basis points over guaranteed minimum at June 30, 2010

- Average 2010 crediting rate - 3.68%
- Guaranteed minimum crediting rates range from 1.50% - 5.50%
- Weighted average guaranteed crediting rate – 2.83%

FBL Financial Group, Inc.

Financial Overview

Guaranteed Minimum Crediting Rates

We are permitted to make changes to crediting rates under the contract terms of the following business.

(dollars in thousands)

Excess of crediting rates over guaranteed minimums	Exclusive Annuity	Independent Annuity *	UL	Variable	Total
> 100 bp	$563,588	$2,499,122	$57,283	$266	$3,120,259
50 – 100 bp	327,388	18,636	198,922	-	544,946
< 50 bp	624,476	2,377	38,953	9,230	675,036
At Guarantee	368,160	50,344	331,727	233,726	983,957
Total account value	$1,883,612	$2,570,479	$626,885	$243,222	$5,324,198
Percentage of account values at guaranteed minimums	19.5%	2.0%	52.9%	96.1%	18.5%

* *Represents EquiTrust Life multi-year guaranteed annuity product. Excludes index annuities.*

Financial Overview
Pre-Tax Operating Earnings/Losses

Earnings are derived from four product segments with traditional life business sold through FBL's exclusive agents providing the largest contribution.



(Millions)
$35
$30
$25
$20
$15
$10
$5
$0
($5)
($10)
($15)
$23.7
$19.6
$30.6
$1.4
($8.5)
Traditional Annuity Exclusive
Traditional Annuity Independent
Traditional & Universal Life Insurance
Variable
Corporate & Other

FBL Financial Group, Inc.

Financial Overview
Return on Equity

Several actions have been taken over the past year to increase return on equity.



Operating Return on Equity
(Rolling Twelve Months)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
June-09
Sep-09
Dec-09
Mar-10
June-10
11.6%
10.3%
Including AOCI
Excluding AOCI

ROE Drivers
▪ Diligent product management to achieve pricing targets ▪ Discontinued manufacture of variable products ▪ Includes benefits of a non-recurring reinsurance transaction and reserve refinements

FBL Financial Group, Inc.

Financial Overview
Farm Bureau Life Statutory Results - Six Months Ended June 30, 2010

Results are driven by favorable operating results and lower net realized capital losses on investments.



Net Income (Loss)
(Millions)
$35
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
-$15
$27.0
($5.8)
2009 Actual
2010 Actual

	Drivers of Net Income
+	Realized capital losses of $2.1 million less than prior actual
+	Increase in volume of annuity business in force and improved spreads
+	Decrease in dividends to policyholders
+	Lower general expenses



Change in Stockholder's Equity
(Millions)
$10
$5
$0
-$5
-$10
-$15
$6.5
($5.1)
2009 Actual
2010 Actual

	Drivers of Change in Stockholder's Equity
+	Net income for the six-month period
+	$4.0 million net unrealized capital gain
-	$10.2 million increase in asset valuation reserve
-	$10.0 million dividend to parent

FBL Financial Group, Inc.

Financial Overview

EquiTrust Life Statutory Results - Six Months Ended June 30, 2010

Favorable operating results for 2010 were driven primarily by lower realized capital losses and lower expenses.

Net Income (Loss)



(Millions)
$15
$10
$5
$0
($5)
($10)
($15)
$11.7
($2.2)
2009 Actual
2010 Actual

	Drivers of Net Income
+	Realized capital losses - less than prior year
+	Lower expenses
+	Lower level of surrender activity compared to the prior year period
-	Less assumed business due to 4Q-2010 reinsurance transaction

Change in Stockholder's Equity



(Millions)
$15
$10
$5
$0
($5)
($10)
($15)
($20)
$7.4
($16.3)
2009 Actual
2010 Actual

	Drivers of Change in Stockholder's Equity
+	Net income for the quarter
-	Change in asset valuation reserve primarily due to an increase in the reserve for bonds

FBL Financial Group, Inc.

Financial Overview
Assets Total $14.8 Billion

Increase in total assets is positive as much of FBL Financial Group's business is spread business.



(Billions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.2
$12.2
$14.0
$14.1
$14.3
$14.8
2005
2006
2007
2008
2009
2Q10

Total assets have increased 45% since year end 2005.

FBL Financial Group, Inc.

Financial Overview

Book Value Per Common Share

GAAP book value grew by 22% in the first half of 2010 reflecting strong earnings and improving investment valuations.



$40
$35
$30
$25
$20
$15
$10
$5
$0
$28.64
$29.59
$31.19
$29.98
$30.00
$8.46
$32.38
$28.49
$33.33
$34.76
2006
2007
2008
2009
2Q10
Book Value, excluding AOCI/L
Book Value

FBL Financial Group, Inc.

Financial Overview

Integrated ALM Framework

FBL has a robust ALM and liquidity measurement, management, structure and process in place.

- FBL has an enterprise ALM Committee composed of professionals across the organization that meets at least monthly.
- Extensive benchmarking of ALM best practices.
- FBL uses an integrated ALM framework consisting of a combination of duration matching and projected cash flow analysis to manage interest rate risk.
- Liquidity and Interest Rate Risk Management ALM subcommittee focused on monitoring projected liability liquidity needs.
- Cash sources and needs are monitored via: tracking of cash and short-term investment position; tracking of highly liquid assets; surrender activity reports; ALM projected cash flow reports; and S&P liquidity coverage ratios.

FBL Financial Group, Inc.

Financial Overview

Active Management of Risk Position

FBL has taken several actions to actively manage asset-liability risk position.

Action	Result
Treasury strip	▪ $200 million par of a Treasury strip ▪ Hedge exposure to a decrease in surrender charge protection on the fixed indexed annuity block
FHLB funding agreements	▪ EquiTrust in the process of borrowing $200 million ▪ Investing the proceeds in ABS securities with cash flow profiles matched to a block of maturing liabilities
Redesign Market Value Adjustment (MVA) formula	▪ Eliminate exposure to excess surrenders
EquiTrust Product Development	▪ Introduced a life insurance product to diversify the company's risk profile

FBL Financial Group, Inc.

Agenda

- Company Overview – James E. Hohmann, Chief Executive Officer
- Business Strategy – James E. Hohmann, Chief Executive Officer
- Financial Overview – James P. Brannen, Chief Financial Officer
- **Investments – Charles T. Happel, Chief Investment Officer**
- Summary – James E. Hohmann, Chief Executive Officer

FBL Financial Group, Inc.

Investments

High Quality, Diversified Investment Portfolio

Investments are well diversified by individual issue, industry and asset class.

Investments by Type



1.5%
1.3%
1.0%
10.2%
43.9%
18.0%
24.1%
Corporate Securities
Mortgage and Asset-backed Securities
Government
Commercial Mortgage Loans
Short-term Investments
Policy Loans
Other

Investment Quality



5.2%
32.9%
61.9%
A or higher
BBB
Below investment grade

As of June 30, 2010

FBL Financial Group, Inc.

Investments
Summary of Trends

- NAIC 2 allocation declining and moving towards peer average
- NAIC 3-6 below peer average
- Portfolio now in overall net gain position – substantially improved liquidity
- RMBS portfolio is 96.2% NAIC 1
- CMBS portfolio is 99.5% NAIC 1
- Commercial mortgage loan portfolio continues to perform well
- Impairments continue to trend lower and below forecasts

FBL Financial Group, Inc.

Investments

Investment Valuations Improving

Investment valuations continue to improve with a net gain position in the second quarter of 2010, following several periods of net unrealized losses.



Gross Unrealized Gains and Losses
Losses
Gains
(Millions)
$1,000
$500
$0
-$500
-$1,000
-$1,500
$130
$327
$254
$344
$574
-$1,218
-$767
-$731
-$563
-$436
2Q09
3Q09
4Q09
1Q10
2Q10

FBL Financial Group, Inc.

Investments

FBL Financial Group Net Realized Losses vs. Investments

Net realized losses since end of 2006 are below public peer group average.

Net Realized Investment Losses as Percent of Invested Assets
1/1/07-6/30/10


(Percent Loss)
8%
6%
4%
2%
0%
1.42%
P1
P2
P3
P4
P5
P6
P7
P8
P9
P10
P11
P12
P13
FFG
P14
P15
P16

Source: SNL, company filings

Net Realized Investment Losses – Pre-tax, Pre-DAC

Investments

FBL Financial Group Portfolio Liquidity

Overall market liquidity has improved substantially. Large majority of portfolio now in gain position.



(Millions)
$8,000
$6,000
$4,000
$2,000
$0
80%
60%
40%
20%
0%
Q408
Q109
Q209
Q309
Q409
Q110
Q210
BV at Gain
% at Gain

FBL Financial Group, Inc.

Investments
Bond Quality

Recent repositioning continues to reduce NAIC 2 and NAIC 3-6 exposure.



BBB
NAIC 3-6
50%
40%
30%
20%
10%
0%
38%
33%
7%
5%
6/30/2009
6/30/2010
6/30/2009
6/30/2010

Ongoing strategy emphasizes investing new money flows in NAIC 1 and selected NAIC 2 issues.

FBL Financial Group, Inc.

Investments
RMBS Exposure

Quality of RMBS portfolio is very high. Large proportion is government-backed or of older vintage. There have been minimal RMBS impairments.

Amortized Cost Basis	Q4 2009	Q1 2010	Q2 2010
Total MBS as Percent of Fixed Maturities	26.9%	25.9%	25.7%
Total MBS as Percent of Invested Assets	22.9%	22.1%	22.0%
Percent RMBS Government or 2004 & Prior	91.9%	91.4%	91.1%

Carry Value Basis	Q4 2009	Q1 2010	Q2 2010
NAIC 1	94.5%	94.4%	96.2%
NAIC 2	3.8%	3.9%	3.4%
NAIC 3	1.5%	1.6%	0.4%
NAIC 4	0.2%	0.2%	0.0%
RMBS NAIC 2 or Lower Percent of Invested Assets	0.9%	0.9%	0.6%

Investments
RMBS Exposure

RMBS portfolio continues to perform with improved pricing and minimal impairments.

- Prices have improved significantly for non-agency securities compared to a year ago:
  - Price increase for all non-agency securities compared to June 2009: 9.6%
  - 2005 and later vintage price increase for non-agency securities compared to June 2009: 21.7%
- NAIC 1's are 96.2% and no NAIC 4-6's
- 93.5% of entire portfolio is Government or 2004 and prior vintage
- Though some recent data in the housing sector has weakened with tax credit expiration, delinquencies and loss severities showing signs of stabilization, indicating an improvement for bonds within sector
- Impairments to date in RMBS portfolio are roughly on half of one percent of the carry value of all RMBS securities
- The portfolio is monitored regularly for existing subordination, delinquencies, loss severities, and potential impairments.

Investments
CMBS Exposure

Quality of CMBS portfolio is very high. There have been minimal CMBS impairments.

- Pricing environment still has pockets of weakness, but has substantially improved overall
- Extremely high concentration in NAIC 1 paper
- Very low refinancing/interest-only risk for CMBS holdings
- Strong defeasance-adjusted credit support coverage relative to Realpoint estimated losses – even for AJ tranches
  - Coverage Range: 1.10x to 53.0x

Investments
CMBS Exposure

There is a large position in government-backed CMBS, with the CMBS portfolio primarily being NAIC 1.

Farm Bureau Life


Other
0.8%
NAIC 1
45.6%
GNMA/
FNMA
53.6%

EquiTrust Life


Other 7.5%
GNMA/
FNMA
29.6%
NAIC 1
62.9%

Book Value Basis

FBL Financial Group, Inc.

Investments
Diversified Commercial Mortgage Loan Portfolio

$1.3 billion commercial mortgage loan portfolio is well-diversified by property type and geographic location.


2% Other
Office 32%
Industrial 31%
Retail 35%

Collateral Type
As of June 30, 2010


Pacific 19%
Mountain 10%
W.N. Central 12%
E.N. Central 19%
N.E. 3%
Mid Atlantic 1%
W.S. Central 6%
E.S. Central 4%
S. Atlantic 26%

- Underwritten internally
- Average current loan-to-value at issue of 56%
- No single-family, hotel, apartment, construction or agricultural loans

Long history of extremely low delinquency rates with current portfolio performing well.

FBL Financial Group, Inc.

Investments
Mortgage Loan Portfolio – FBL Financial Group

- Allocation in-line with peer average
- Portfolios well diversified by property type and geography
- No hotels, apartments, senior housing, condos, land, or construction
- Low LTV portfolio
- 92% of loans are amortizing
- Seasoned portfolio – diversified loan vintage
- Minimal balloon risk over next few years
- Minimal credit losses to date
  - 14 loans on historical watch
    - Two paid off at par
    - Four current under original terms
    - Four defaulted and in process of workout/foreclosure
    - Three defaulted and became REO, of these three, one sold and another is under contract

Investments
Mortgage Loan Portfolio – FBL Financial Group

Minimal balloon risk over the next few years.


Balloon Payments Due as Percent of Total Portfolio
6/30/2010
40%
35%
30%
25%
20%
15%
10%
5%
0%
1.54%
1.48%
5.18%
2.97%
2.17%
37.41%
2010
2011
2012
2013
2014
2015 and Beyond

FBL Financial Group, Inc.

Investments

Mortgage Loan Portfolio – FBL Financial Group

Ongoing Surveillance:

- Annual property inspections
- Annual financial analysis
  - 2009 Net Operating Income (NOI) recently completed
  - Financial statements from borrowers/principals
  - Property operating statements
    - Net operating income (NOI)
    - Lease profile/rent rolls
  - 95% of portfolio positive NOI
  - 3% over 90% of debt service coverage rated A for quality and low risk
  - 2% with insufficient coverage - on watch list

Investments
Conclusions

- Impairments well below peer average and below forecasts
- Commercial Real Estate whole loan exposure performing very well, with minimal losses thus far and minimal refinance risk
- CMBS virtually all NAIC 1 and either government or well subordinated
- RMBS 91% government or 2004 and prior vintage, 96.2% NAIC 1
- Portfolio gain position now being driven largely by yield environment not credit spreads

FBL Financial Group, Inc.

Agenda

- Company Overview – James E. Hohmann, Chief Executive Officer
- Business Strategy – James E. Hohmann, Chief Executive Officer
- Financial Overview – James P. Brannen, Chief Financial Officer
- Investments – Charles T. Happel – Executive Vice President, Chief Investment Officer
- Risk Management – Donald J. Seibel, Vice President Finance
- **Summary – James E. Hohmann, Chief Executive Officer**

FBL Financial Group, Inc.

Summary

FBL Financial Group, with significant progress on the strategies in place, is focused on the future.

Priority	Issue	Status
A.M. Best Rating	▪ Restore "Excellent" financial strength rating	▪ Current RBC at "Excellent" levels ▪ Positive dialogue with A.M. Best ▪ Recently held annual review meeting
Balance Sheet Optimization	▪ Optimize investment portfolio, efficiently utilize capital, maintain "Excellent" capital levels and develop risk management culture	▪ Investment valuations continue to improve, with net unrealized gains of $138 million at June 30, 2010 ▪ RBC at "Excellent" levels ▪ EquiTrust Life is capital self-sufficient and Farm Bureau Life generates excess capital ▪ Portfolio performing very well with minimal commercial real estate losses and impairments below expectations and below peers
Business Growth and Profit Growth	▪ Drive profitable growth via new product introductions, increased number of agents, increased productivity and cross-sales	▪ Spread Management ▪ Streamline Farm Bureau operations ▪ Disciplined expense management
EquiTrust Reinvention	▪ Reach a narrower target customer segment through select intermediaries with a more diversified product set	▪ Life insurance products introduced ▪ Engage with fewer intermediaries

FBL Financial Group, Inc.

FBL

Financial Group, Inc.

www.fblfinancial.com